                                                                    EXHIBIT 23.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 20, 1996 included in Production Operators Corp's Form 10-K/A for the year ended September 30, 1996, and to all references to our Firm included in this registration statement.


ARTHUR ANDERSEN LLP

Houston, Texas
June 11, 1997